UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020

FACEBANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1330Avenue of the Americas, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 672-0055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

On August 3, 2020, FaceBank Group, Inc., a Florida corporation (the “Company”), entered into the Fourth Amendment to the Note Purchase Agreement dated as of August 3, 2020, by and among FB Loan Series I, LLC (“FB Loan”), the Company and certain of the Company’s subsidiaries (the Company and such subsidiaries, collectively the “Borrower”) (the “Fourth Amendment”). The Fourth Amendment further amended the Note Purchase Agreement dated March 19, 2020, by and among FB Loan and the Borrower (the “Note Purchase Agreement”).

Pursuant to the Note Purchase Agreement, the Borrower agreed, among other things, that (i) the Company shall file a registration statement with the U.S. Securities and Exchange Commission (the “Commission”) regarding the purchase and sale of 900,000 shares of the Company’s common stock issued to FB Loan in connection with the Note Purchase Agreement (the “Shares”) and any shares of capital stock issuable upon exercise of the FB Loan Warrant (the “Warrant Shares”); and (ii) the Company shall have filed an application to list the Company’s Common Stock for trading on the NASDAQ exchange, on or before the date that is thirty (30) days following the closing date of the Note Purchase Agreement.

On April 21, 2020, the Company entered into an Amendment to the Note Purchase Agreement (the “Amendment”) to (i) extend the deadline for registration of the resale of the Shares and the Warrant Shares to May 25, 2020 and (ii) provide that in lieu of the obligation under the Note Purchase Agreement to apply to list on NASDAQ within thirty (30) days of March 19, 2020, the Company shall have initiated the process to list its capital stock on a national exchange on or before the date that is thirty (30) days following March 19, 2020. Subsequently, on May 28, 2020, the Company and FB Loan entered into a Consent and Second Amendment to the Note Purchase Agreement (the “Second Amendment”), pursuant to which, among other things, FB Loan agreed to extend the deadline for registration of the Shares and the Warrant Shares for resale to July 1, 2020. Further, on July 1, 2020, the Company and FB Loan entered into a Third Amendment to Note Purchase Agreement (the “Third Amendment”), pursuant to which (i) the deadline for registration of the Shares and the Warrant Shares for resale was extended to July 8, 2020 and (ii) the deadline for the redemption of the notes issued pursuant to the Note Purchase Agreement by the Borrower was amended to be the earlier to occur of (y) July 8, 2020 and (z) the date the Borrower receives the proceeds of any financing.

Pursuant to the Fourth Amendment to the Note Purchase Agreement (the “Fourth Amendment”), on August 3, 2020 the Company agreed (i) to file a registration statement on Form S-1 (the “Registration Statement”) prior to August 7, 2020 that shall include the Shares, (ii) that within 91 days after the effective date of the Registration Statement, the Company shall file a registration statement with the Commission registering the Shares and the Warrant Shares, and (iii) that the Company shall have been approved to list its capital stock on a national exchange prior to the effective date of the Registration Statement.

The foregoing descriptions of the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Note Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Note Purchase Agreement, filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and are incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment to Note Purchase Agreement dates as of August 3, 2020 by and among Facebank Group, Inc., Evolution AI Corporation, Pulse Evolution Corporation, fuboTV Inc. and Sports Rights Management, LLC, as Borrower, and FB Loan Series I, LLC, as Purchaser.
10.2	Third Amendment to Note Purchase Agreement dated as of July 1, 2020 by and among Facebank Group, Inc., Evolution AI Corporation, Pulse Evolution Corporation, fuboTV Inc. and Sports Rights Management, LLC, as Borrower, and FB Loan Series I, LLC, as Purchaser (previously filed as Exhibit 10.25 to the Company’s Quarterly Report on Form 10-Q).
10.3	Consent and Second Amendment to Note Purchase Agreement dated as of May 28, 2020 by and among FaceBank Group, Inc., Evolution AI Corporation, Pulse Evolution Corporation, fuboTV Inc. and Sports Rights Management, LLC and FB Loan Series I, LLC (previously filed as Exhibit 10.64 to the Company’s Annual Report on Form 10-K).
10.4	Amendment to the Note Purchase Agreement dated as of March 19, 2020 by and among FaceBank Group, Inc., fuboTV Acquisition Corp., Evolution AI Corporation and Pulse Evolution Corporation (previously filed as Exhibit 10.1 to the Company’s current report on Form 8-K filed April 27, 2020).
10.5	Note Purchase Agreement dated as of March 19, 2020 by and among FaceBank Group, Inc., fuboTV Acquisition Corp., Evolution AI Corporation and Pulse Evolution Corporation, and FB Loan Series I, LLC (previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 23, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FACEBANK GROUP, INC.

Date: August 7, 2020	By	/s/ David Gandler
	Name:	David Gandler
	Title:	Chief Executive Officer